===============================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 13, 2005

               FLAGSTAR BANCORP, INC. (FLAGSTAR BANK 401(k) PLAN)
             (Exact name of registrant as specified in its charter)

          MICHIGAN                                 1-16577                         38-3150651
(State or other jurisdiction of               (Commission File                  (I.R.S. Employer
         incorporation)                            Number)                     Identification No.)

          5151 CORPORATE DRIVE, TROY, MICHIGAN                                     48098
        (Address of principal executive offices)                                (Zip Code)

                                 (248) 312-2000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

===============================================================================

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On July 13, 2005, the Flagstar Bank 401(k) Plan (the "Plan") was informed by Grant Thornton LLP ("Grant Thornton"), the Plan's independent registered public accounting firm, that Grant Thornton has resigned as the Plan's independent registered public accounting firm. The Plan is currently in the process of engaging a new independent registered public accounting firm.

The reports of Grant Thornton on the financial statements of the Plan for the past two fiscal years contained no adverse opinion of disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

In connection with its audits for each of the two most recent fiscal years and through July 13, 2005, there have been no disagreements between the Plan and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference thereto in their report on the financial statements for such years.

During the two most recent fiscal years and through July 13, 2005, there have been no reportable events (as outlined in Regulation S-K Item 304(a)(1)(v)).

The Plan has provided Grant Thornton with a copy of the disclosures made in this Form 8-K prior to the filing of this Form 8-K and has requested that Grant Thornton furnish the Plan with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above disclosures. A copy of that letter, dated July 25, 2005, is filed as Exhibit 16.1 to this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c) The following exhibit is being furnished herewith:

Exhibit No.           Exhibit Description
-----------           -------------------
16.1                  Letter from Grant Thornton LLP dated July 25, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                FLAGSTAR BANK 401(k) PLAN

                                FLAGSTAR BANCORP, INC.



Dated: July 27, 2005            By: /s/ Mary Kay Ruedisueli
                                    -------------------------------------------
                                    Mary Kay Ruedisueli
                                    Administrator of Flagstar Bank 401(k) Plan,
                                    Secretary of Flagstar Bancorp, Inc.

                                 Exhibit Index


Ex. No.                           Description
-------                           -----------

16.1           Letter from Grant Thornton LLP dated July 25, 2005.